THE GABELLI UTILITIES FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999







TO OUR SHAREHOLDERS,

      September turned out to be an interesting time to launch a utility fund. Interest rates were rising following two rounds of tightening monetary policy by the Federal Reserve. Oil prices and gold prices rose sharply in the third quarter, fueling the inflationary concerns normally seen during a long economic expansion. The long-awaited out-performance of utility stocks in the second quarter proved to be a head fake, and the electric and gas utility stocks underperformed a sagging stock market in the third quarter. Water utilities did much better, buoyed by takeover speculation following several announced acquisitions during the summer. The telecommunications stocks basically moved sideways. The outlook for utility stock performance in the fourth quarter looks reasonably favorable, however. The bulk of the interest rate increases are probably behind us. During nervous market environments such as the one we are in currently, defensive issues typically do well. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing consolidation, while telephone companies should continue to enjoy superior growth.

INVESTMENT PERFORMANCE

      Since inception on August 31, 1999 through September 30, 1999, The Gabelli Utilities Fund's (the "Fund") total return was 0.10%. The Lipper Utility Fund Average and Standard & Poor's ("S&P") Utility Index declined 0.21% and 4.79%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

COMMENTARY

IMPROVING FUNDAMENTALS BUCKING AN INTEREST RATE HEADWIND

      Electric utilities are in good and improving condition. Those with low generating costs never had many problems, while the high cost generators have mostly restructured and are poised to recover their riskiest investments and move on. The biggest challenge facing most companies now is how to deploy capital and rising free cash flow at attractive rates of return. The condition of the gas utilities is generally stable and sound. Water companies (with few exceptions) are doing well, and telecommunications companies continue to generate very impressive earnings growth. The dismal performance of utility stocks in the third quarter cannot be attributed to deteriorating fundamentals; the fundamentals are strong and continue to improve. The villain is rising interest rates. Interest rates at the long end of the yield curve began to rise early in 1999. For several months, utility stocks continued to rise in the face of rising long rates, which is highly unusual and led to speculation that perhaps the correlation between utility stock prices and long interest rates was breaking down. Alas, the utility stocks fell with a resounding thud in the third quarter, and such talk is no longer heard.

      The sell-off of utility stocks in the third quarter allowed us to pick up shares at attractive prices. Once interest rates stop rising, the strong and improving fundamentals in the industry are likely to lead to much better price performance.

OUR APPROACH

      There are over 80 publicly-traded, investor-owned electric utilities in the U.S., and this is at least 50 more than we need. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has already consolidated substantially, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the mid-cap and small-cap utilities are generally doing fine on their own and are likely acquisition targets over time. Our investments in the electric and natural gas stocks have generally focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities looking to bulk up. We have held off on taking the plunge into water stocks for the moment, because of the substantial summer run-up in prices following several acquisition bids. Our investments in the telephone utility sector have been focused primarily on the larger incumbent local exchange carriers. Recently, however, we did buy two long distance/data carriers that are doing fine on their own and are also likely acquisition targets for larger carriers.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DQE ENERGY INC. (DQE - $39.125 - NYSE) is a mid-sized electric utility serving metropolitan Pittsburgh. As part of a restructuring plan approved by Pennsylvania regulators, DQE is auctioning off its generating assets and will use the proceeds to improve its already strong balance sheet. DQE has used much of its free cash flow to buy back stock, and plans to buy back additional stock in the future. The company has also moved aggressively into the water utility business, investing over $250 million to acquire more than 300,000 water customers in 13 states. While DQE is a logical acquisition target, it is doing fine on its own. The company's 7% compounded EPS growth rate over the past five years (driven partly by share repurchases and partly by returns on non-electric investments) ranks ninth in the industry, yet DQE trades at a discount to the electric utility average price/earnings ("P/E") ratio. In addition, we think the company's management is outstanding.

SCANA CORP. (SCG - $24.1875 - NYSE) is currently experiencing several problems. Earlier in 1999, SCANA, the parent of South Carolina Electric & Gas, agreed to buy Public Service of North Carolina for a large premium, at the same time sharply reducing its own dividend rate. SCANA also entered the deregulated natural gas supply market in Georgia, and is incurring heavy startup losses that have caused the company to disappoint investor expectations. Investor concerns about the company's strategy and performance have been largely ignored by the company's management, which is understandably held in low regard by utility investors. Utility investors are ignoring the company's highly successful telecommunications investments: we value these investments at roughly $10 per SCANA share pretax. The largest component of the telecom portfolio is nearly 10 million shares of Powertel, a southeastern wireless personal communications services ("PCS") carrier providing mobile telephone services. Powertel has three peer companies, VoiceStream, Aerial and Omnipoint. VoiceStream is in the process of acquiring Aerial and Omnipoint, and acquiring Powertel would complete its nationwide footprint. This could provide the catalyst to change investors' negative perception of SCANA.

SPRINT CORP. (FON - $54.25 - NYSE) is the third largest long distance carrier and the second-largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called Global One. Its joint venture partners, France Telecom and Deutsche Telekom, each have a 20% direct stake in Sprint. FON faces risks from prospective new entrants, including the regional Bells, in its long distance business, which may be offset by the "ION" high bandwidth network that the company is developing. Sprint PCS group is the leading personal communications services ("PCS") carrier in the U.S., with over four million customers and licenses covering over 230 million people. In late September, Sprint was in talks to be acquired by MCI WorldCom, which we would view favorably considering the substantial cost efficiencies that could result and the potential for each company to fill the voids in the other's array of products and services.

UNISOURCE ENERGY CORP. (UNS - $12.00 - NYSE) is a small and struggling electric utility serving Tucson, Arizona. Following a series of disastrous miscues by prior management in the 1980s, the company was left with a weak balance sheet and the highest rates of any non-nuclear utility in the U.S. New management worked hard to repair the damage, and their efforts are beginning to bear fruit. Earnings should improve dramatically next year, as should the balance sheet, and we expect the company to reinstate its long-omitted dividend fairly soon.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Utilities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      This has been a dismal quarter for utility stocks, which are likely to struggle until interest rates peak. We continue to take advantage of the current price weakness to build positions in fundamentally sound, reasonably priced and well-positioned companies that are likely to do substantially better in a less hostile interest rate environment.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /s/ Timothy P. O'Brien, CFA
                                                   ---------------------------
                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager


October 25, 1999



--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999

Sprint Corp.                                 BellSouth Corp.
GTE Corp.                                    Ameritech Corp.
Unisource Energy Corp.                       DQE Inc.
Alltel Corp.                                 United Illuminating Co.
SBC Communications Inc.                      U.S. West Inc.



--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------

                                                                                                          MARKET
        Shares                                                                                             VALUE
        ------                                                                                             -----
                 COMMON STOCKS - 73.8%
                 ENERGY AND UTILITIES: ELECTRIC - 21.9%
         1,000   DQE Inc.                                                                           $      39,125
         1,000   Kansas City Power & Light Co.                                                             24,188
         1,200   Scana Corp.                                                                               29,025
         1,100   Teco Energy Inc.                                                                          23,237
         3,800   Unisource Energy Corp.+                                                                   44,888
           800   United Illuminating Co.                                                                   38,700
                                                                                                    --------------
                                                                                                          199,163
                                                                                                    --------------
                 ENERGY AND UTILITIES: INTEGRATED - 10.4%
           400   Central Hudson Gas & Electric Corp.                                                       15,750
           500   Cinergy Corp.                                                                             14,156
           900   LG&E Energy Corp.                                                                         19,125
           600   RGS Energy Group Inc.                                                                     14,700
         1,200   Sigcorp Inc.                                                                              30,600
                                                                                                    --------------
                                                                                                           94,331
                                                                                                    --------------
                 ENERGY AND UTILITIES: NATURAL GAS - 5.4%
           500   Piedmont Natural Gas Co.                                                                  15,156
         1,100   Public Service Co. of North Carolina                                                      34,100
                                                                                                    --------------
                                                                                                           49,256
                                                                                                    --------------
                 TELECOMMUNICATIONS: GLOBAL - 2.2%
           759   Global Crossing Ltd.+                                                                     20,113
                                                                                                    --------------

                 TELECOMMUNICATIONS: NATIONAL - 10.5%
           600   GTE Corp.                                                                                 46,125
           900   Sprint Corp.                                                                              48,825
                                                                                                    --------------
                                                                                                           94,950
                                                                                                    --------------
                 TELECOMMUNICATIONS: REGIONAL - 23.4%
           600   Alltel Corp.                                                                              42,225
           600   Ameritech Corp.                                                                           40,313
           900   BellSouth Corp.                                                                           40,500
           800   SBC Communications Inc.                                                                   40,850
           600   US West Inc.                                                                              34,238
         1,300   Versatel Telecom International NV, ADR+                                                   13,975
                                                                                                    --------------
                                                                                                          212,101
                                                                                                    --------------

                 TOTAL COMMON STOCKS                                                                      669,914
                                                                                                    --------------

     PRINCIPAL
      AMOUNT
     ---------
                 U.S. GOVERNMENT OBLIGATIONS - 26.9%
     $ 246,000   U.S. Treasury Bills, 4.56 to 4.73%++,
                      due 10/14/99 to 12/02/99                                                            244,607
                                                                                                    --------------

                 TOTAL INVESTMENTS - 100.7%
                      (Cost $905,228)                                                                     914,521

                 OTHER ASSETS AND LIABILITIES (NET) - (0.7)%                                               (6,136)
                                                                                                    --------------

                 NET ASSETS - 100.0%
                      (90,791 shares outstanding)                                                   $      908,385
                                                                                                    ==============

                 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                  $10.01
                                                                                                    ==============

------------------------------------------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR-American Depositary Receipt.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

               Mario J. Gabelli, CFA           Karl Otto Pshl
               CHAIRMAN AND CHIEF              FORMER PRESIDENT
               INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
               GABELLI ASSET MANAGEMENT INC.

               Anthony J. Colavita             Werner J. Roeder, MD
               ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
               ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

               Vincent D. Enright
               FORMER SENIOR VICE PRESIDENT
               AND CHIEF FINANCIAL OFFICER
               KEYSPAN ENERGY CORP.




                                    OFFICERS

               Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
               PRESIDENT AND CHIEF             PORTFOLIO MANAGER
               INVESTMENT OFFICER

               Bruce N. Alpert                 James E. McKee
               VICE PRESIDENT AND TREASURER    SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP







--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


[PHOTO]


THE
GABELLI
UTILITIES
FUND


                                                                  INITIAL REPORT
                                                              SEPTEMBER 30, 1999